Securities and Exchange Commission
                     Washington, D.C. 20549


                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                         July 10, 2002

                           Cadiz Inc.
                        ------------------
     (Exact name of Registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)



                0-12114                        77-0313235
        (Commission File Number)   (IRS Employer Identification No.)


100 Wilshire Boulevard, Suite 1600,           Santa Monica, CA   90401
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (310) 899-4700


ITEM 5.   OTHER EVENTS
          ------------

     Attached hereto as Exhibit 99.1 is a copy of a press release dated July 10, 2002 as issued by the Registrant.


ITEM 7.   EXHIBITS
          --------
          99.1 Press Release dated July 10, 2002


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Cadiz Inc.



                              By:   /s/ Jennifer Hankes Painter
                                  -----------------------------
                                 Jennifer Hankes Painter
                                 General Counsel and Corporate
                                 Secretary


Dated:  July 10, 2002